UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2008
WOODBRIDGE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

FLORIDA	001-31931	11-3675068

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 West Cypress Creek Road, Fort Lauderdale, Florida	33309

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (954) 958-1800
Levitt Corporation
2200 West Cypress Creek Road
Fort Lauderdale, Florida 33309
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On May 21, 2008, Levitt Corporation (the “Company”) changed its name to “Woodbridge Holdings Corporation.” The name change was approved by the Company’s shareholders at the Company’s Annual Meeting of Shareholders held on May 20, 2008 (the “Annual Meeting”), and became effective upon the filing of an amendment to the Company’s Amended and Restated Articles of Incorporation with the Secretary of State of the State of Florida. The Company’s Board of Directors previously approved the name change, and recommended that the Company’s shareholders approve the name change at the Annual Meeting, in light of the Company’s intention to expand its operations beyond its current real estate activities. In connection with the name change, the trading symbol of the Company’s Class A Common Stock on the New York Stock Exchange will change from “LEV” to “WDG.” Trading under the new symbol will begin on May 27, 2008.
     In addition to approving the name change, at the Annual Meeting the Company’s shareholders also re-elected the nominated slate of directors, John E. Abdo, William Nicholson and Alan J. Levy, to the Company’s Board of Directors, in each case for a three-year term expiring in 2011.
     Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Effective May 20, 2008, John K. Grelle was appointed Chief Financial Officer and principal accounting officer of the Company. Mr. Grelle replaced Patrick M. Worsham, who had served as Acting Chief Financial Officer of the Company since January 2008. Mr. Grelle will also serve as Chief Financial Officer of BFC Financial Corporation, the Company’s controlling shareholder (“BFC”).
     Prior to joining BFC, Mr. Grelle, age 64, was a Partner of Tatum, LLC, an executive services firm. From 2003 through October 2007, when Mr. Grelle joined Tatum, LLC, Mr. Grelle was the founder and principal of a business formation and strategic development consulting firm. From 1996 through 2003, Mr. Grelle served as Senior Vice President and Chief Financial Officer of ULLICO Inc. and, from 1993 through 1995, he served as Managing Director of DCG Consulting. Mr. Grelle has also been employed in various other executive and financial positions throughout his career, including Chairman and Chief Executive Officer of Old American Insurance Company, Controller of the financial services division of American Can Company (later known as Primerica), Chairman, President and Chief Executive Officer of National Benefit Life, a subsidiary of Primerica, President of Bell National Life, Senior Vice President and Chief Financial Officer of American Health and Life, Controller of Sun Life America and Director of Strategic Planning and Budgeting for ITT Hamilton Life. Mr. Grelle is a former member of the Board of Directors of the N.Y. Council of Life Insurers.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOODBRIDGE HOLDINGS CORPORATION
Date: May 22, 2008
	By:	/s/ John K. Grelle
John K. Grelle
Executive Vice President and Chief Financial Officer

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